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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-122637) of American Reprographics Holdings L.L.C of our report dated March 25, 2005 relating to the financial statements and financial statement schedule which appears in the Form 10-K.

/S/ PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
March 31, 2005